AMERICAN CENTURY MUTUAL FUNDS, INC.

CERTIFICATE OF CORRECTION
TO ARTICLES OF AMENDMENT

AMERICAN CENTURY MUTUAL FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

1.This Certificate of Correction is filed to correct typographical errors in the Corporation’s Articles of Amendment.

2.Said Articles of Amendment were filed by the Corporation on March 7, 2019.

3.Article SIXTH and Article SEVENTH requiring correction as previously filed are as follows:

SIXTH: Immediately prior to the Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a “Class”) of the thirteen (13) series of stock and aggregate par value of each Class was as follows:

Series Name	Class Name	No. of Shares	Aggregate Par Value
Growth Fund	Investor	1,500,000,000	$15,000,000
	I	400,000,000	4,000,000
	A	120,000,000	1,200,000
	C	20,000,000	200,000
	R	30,000,000	300,000
	R6	300,000,000	3,000,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Select Fund	Investor	350,000,000	3,500,000
	I	35,000,000	350,000
	A	50,000,000	500,000
	C	20,000,000	200,000
	R	30,000,000	300,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Ultra Fund	Investor	3,350,000,000	33,500,000
	I	130,000,000	1,300,000
	A	70,000,000	700,000
	C	20,000,000	200,000
	R	40,000,000	400,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Series Name	Class Name	No. of Shares	Aggregate Par Value
Heritage Fund	Investor	1,500,000,000	15,000,000
	I	130,000,000	1,300,000
	A	340,000,000	3,400,000
	C	80,000,000	800,000
	R	40,000,000	400,000
	R6	60,000,000	600,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

All Cap Growth Fund	Investor	275,000,000	2,750,000
	I	20,000,000	200,000
	A	20,000,000	200,000
	C	20,000,000	200,000
	R	20,000,000	200,000

Balanced Fund	Investor	360,000,000	3,600,000
	I	40,000,000	400,000
	R5	50,000,000	500,000

New Opportunities Fund	Investor	180,000,000	1,800,000
	I	20,000,000	200,000
	A	30,000,000	300,000
	C	20,000,000	200,000
	R	20,000,000	200,000

Capital Value Fund	Investor	180,000,000	1,800,000
	I	20,000,000	200,000
	A	40,000,000	400,000

Adaptive Equity Fund (f/k/a Veedot	Investor	140,000,000	1,400,000
Fund)	I	70,000,000	700,000
	A	40,000,000	400,000
	R	40,000,000	400,000
	R6	40,000,000	400,000

Small Cap Growth Fund	Investor	140,000,000	1,400,000
	I	200,000,000	2,000,000
	A	130,000,000	1,300,000
	C	20,000,000	200,000
	R	20,000,000	200,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Sustainable Equity Fund (f/k/a	Investor	120,000,000	1,200,000
Fundamental Equity Fund)	I	20,000,000	200,000
	A	120,000,000	1,200,000
	C	40,000,000	400,000
	R	20,000,000	200,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Series Name	Class Name	No. of Shares	Aggregate Par Value
NT Growth Fund	Institutional	660,000,000	6,600,000

NT Heritage Fund	Institutional	500,000,000	5,000,000

SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Fourteen Billion Five Hundred Million (14,500,000,000) shares of the Fourteen Billion Five Hundred Million (14,500,000,000) shares of authorized capital stock of the Corporation among the twelve (12) series of stock of the Corporation and the various Classes as follows:

Series Name	Class Name	No. of Shares	Aggregate Par Value
Growth Fund	Investor	2,100,000,000	$21,000,000
	I	450,000,000	4,500,000
	A	40,000,000	400,000
	C	30,000,000	300,000
	R	40,000,000	400,000
	R6	230,000,000	2,300,000
	R5	30,000,000	300,000
	Y	40,000,000	400,000

Select Fund	Investor	485,000,000	4,850,000
	I	40,000,000	400,000
	A	40,000,000	400,000
	C	30,000,000	300,000
	R	30,000,000	300,000
	R6	40,000,000	400,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Ultra Fund	Investor	3,200,000,000	32,000,000
	I	120,000,000	1,200,000
	A	60,000,000	600,000
	C	30,000,000	300,000
	R	30,000,000	300,000
	R6	110,000,000	1,100,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Heritage Fund	Investor	2,300,000,000	23,000,000
	I	130,000,000	1,300,000
	A	180,000,000	1,800,000
	C	70,000,000	700,000
	R	40,000,000	400,000
	R6	75,000,000	750,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Series Name	Class Name	No. of Shares	Aggregate Par Value
All Cap Growth Fund	Investor	410,000,000	4,100,000
	I	40,000,000	400,000
	A	30,000,000	300,000
	C	30,000,000	300,000
	R	30,000,000	300,000

Balanced Fund	Investor	550,000,000	5,500,000
	I	50,000,000	500,000
	R5	30,000,000	300,000

Capital Value Fund	Investor	190,000,000	1,900,000
	I	30,000,000	300,000
	A	30,000,000	300,000

Adaptive Equity Fund (f/k/a Veedot	Investor	130,000,000	1,300,000
Fund)	I	50,000,000	500,000
	A	30,000,000	300,000
	R	30,000,000	300,000
	R6	30,000,000	300,000

Small Cap Growth Fund	Investor	285,000,000	2,850,000
	I	240,000,000	2,400,000
	A	70,000,000	700,000
	C	30,000,000	300,000
	G	60,000,000	600,000
	R	30,000,000	300,000
	R6	50,000,000	500,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Sustainable Equity Fund (f/k/a	Investor	100,000,000	1,000,000
Fundamental Equity Fund)	I	40,000,000	400,000
	A	50,000,000	500,000
	C	30,000,000	300,000
	G	60,000,000	600,000
	R	30,000,000	300,000
	R5	30,000,000	300,000
	R6	60,000,000	600,000
	Y	30,000,000	300,000

NT Growth Fund	Institutional	795,000,000	7,950,000

NT Heritage Fund	Institutional	610,000,000	6,100,000

4.    The above Article SIXTH and Article SEVENTH are hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the following:

SIXTH: Immediately prior to the Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a “Class”) of the thirteen (13) series of stock and aggregate par value of each Class was as follows:

Series Name	Class Name	No. of Shares	Aggregate Par Value
Growth Fund	Investor	1,500,000,000	$15,000,000
	I	400,000,000	4,000,000
	A	120,000,000	1,200,000
	C	20,000,000	200,000
	R	30,000,000	300,000
	R6	300,000,000	3,000,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Select Fund	Investor	350,000,000	3,500,000
	I	35,000,000	350,000
	A	50,000,000	500,000
	C	20,000,000	200,000
	R	30,000,000	300,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Ultra Fund	Investor	3,350,000,000	33,500,000
	I	130,000,000	1,300,000
	A	70,000,000	700,000
	C	20,000,000	200,000
	R	40,000,000	400,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Heritage Fund	Investor	1,500,000,000	15,000,000
	I	130,000,000	1,300,000
	A	340,000,000	3,400,000
	C	80,000,000	800,000
	R	40,000,000	400,000
	R6	60,000,000	600,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

All Cap Growth Fund	Investor	275,000,000	2,750,000
	I	20,000,000	200,000
	A	20,000,000	200,000
	C	20,000,000	200,000
	R	20,000,000	200,000

Series Name	Class Name	No. of Shares	Aggregate Par Value
Balanced Fund	Investor	360,000,000	3,600,000
	I	40,000,000	400,000
	R5	50,000,000	500,000

New Opportunities Fund	Investor	180,000,000	1,800,000
	I	20,000,000	200,000
	A	30,000,000	300,000
	C	20,000,000	200,000
	R	20,000,000	200,000

Capital Value Fund	Investor	180,000,000	1,800,000
	I	20,000,000	200,000
	A	40,000,000	400,000

Adaptive Equity Fund (f/k/a Veedot	Investor	140,000,000	1,400,000
Fund)	I	70,000,000	700,000
	A	40,000,000	400,000
	R	40,000,000	400,000
	R6	40,000,000	400,000

Small Cap Growth Fund	Investor	140,000,000	1,400,000
	I	200,000,000	2,000,000
	A	130,000,000	1,300,000
	C	20,000,000	200,000
	R	20,000,000	200,000
	R6	50,000,000	500,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

Sustainable Equity Fund (f/k/a	Investor	120,000,000	1,200,000
Fundamental Equity Fund)	I	20,000,000	200,000
	A	120,000,000	1,200,000
	C	40,000,000	400,000
	R	20,000,000	200,000
	R5	50,000,000	500,000
	Y	50,000,000	500,000

NT Growth Fund	G	660,000,000	6,600,000

NT Heritage Fund	G	500,000,000	5,000,000

SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Fourteen Billion Five Hundred Million (14,500,000,000) shares of the Fourteen Billion Five Hundred Million (14,500,000,000) shares of authorized capital stock of the Corporation among the twelve (12) series of stock of the Corporation and the various Classes as follows:

Series Name	Class Name	No. of Shares	Aggregate Par Value
Growth Fund	Investor	2,100,000,000	$21,000,000
	I	450,000,000	4,500,000
	A	40,000,000	400,000
	C	30,000,000	300,000
	R	40,000,000	400,000
	R6	230,000,000	2,300,000
	R5	30,000,000	300,000
	Y	40,000,000	400,000

Select Fund	Investor	485,000,000	4,850,000
	I	40,000,000	400,000
	A	40,000,000	400,000
	C	30,000,000	300,000
	R	30,000,000	300,000
	R6	40,000,000	400,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Ultra Fund	Investor	3,200,000,000	32,000,000
	I	120,000,000	1,200,000
	A	60,000,000	600,000
	C	30,000,000	300,000
	R	30,000,000	300,000
	R6	110,000,000	1,100,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Heritage Fund	Investor	2,300,000,000	23,000,000
	I	130,000,000	1,300,000
	A	180,000,000	1,800,000
	C	70,000,000	700,000
	R	40,000,000	400,000
	R6	75,000,000	750,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

All Cap Growth Fund	Investor	410,000,000	4,100,000
	I	40,000,000	400,000
	A	30,000,000	300,000
	C	30,000,000	300,000
	R	30,000,000	300,000

Balanced Fund	Investor	550,000,000	5,500,000
	I	50,000,000	500,000
	R5	30,000,000	300,000

Capital Value Fund	Investor	190,000,000	1,900,000
	I	30,000,000	300,000
	A	30,000,000	300,000

Series Name	Class Name	No. of Shares	Aggregate Par Value
Adaptive Equity Fund (f/k/a Veedot	Investor	130,000,000	1,300,000
Fund)	I	50,000,000	500,000
	A	30,000,000	300,000
	R	30,000,000	300,000
	R6	30,000,000	300,000

Small Cap Growth Fund	Investor	285,000,000	2,850,000
	I	240,000,000	2,400,000
	A	70,000,000	700,000
	C	30,000,000	300,000
	G	60,000,000	600,000
	R	30,000,000	300,000
	R6	50,000,000	500,000
	R5	30,000,000	300,000
	Y	30,000,000	300,000

Sustainable Equity Fund (f/k/a	Investor	100,000,000	1,000,000
Fundamental Equity Fund)	I	40,000,000	400,000
	A	50,000,000	500,000
	C	30,000,000	300,000
	G	60,000,000	600,000
	R	30,000,000	300,000
	R5	30,000,000	300,000
	R6	60,000,000	600,000
	Y	30,000,000	300,000

NT Growth Fund	G	795,000,000	7,950,000

NT Heritage Fund	G	610,000,000	6,100,000

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused this Certificate of Correction to the Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 26th day of March, 2019.

ATTEST:		AMERICAN CENTURY MUTUAL FUNDS, INC.

/s/ Otis H. Cowan		/s/ Charles A. Etherington
Name:	Otis H. Cowan	Name:	Charles A. Etherington
Title	Assistant Secretary	Title:	Senior Vice President

THE UNDERSIGNED SENIOR VICE PRESIDENT OF AMERICAN CENTURY MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Certificate of Correction to the Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Certificate of Correction to the Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.

Dated: March 26, 2019	/s/ Charles A. Etherington
Charles A. Etherington, Senior Vice President